THE CROFT FUNDS CORPORATION

Supplement dated October 29, 2008 to the Prospectus dated August 29, 2008

Effective November 1, 2008, the Croft Value Fund and the Croft Income Fund (the “Funds”) will make redemption payments only to the shareholder(s) of record or financial intermediaries for the benefit of the shareholder(s) of record and will no longer make redemption payments to third parties.

This Supplement, and the existing Prospectus dated August 29, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated August 29, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-551-0990.